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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO

                             SECTION 13 OR 15(d) OF



                       THE SECURITIES EXCHANGE ACT OF 1934






         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 9, 1999
                              --------------------
                             CYTOTHERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                 0-19871                              94-3078125

    (State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
          of incorporation)                                                           Identification Number)



                          701 GEORGE WASHINGTON HIGHWAY
                           LINCOLN, RHODE ISLAND 02865

          (Address, of principal executive offices, including zip code)



                                 (401) 288-1000

               (Registrant's Telephone number including area code)
                              --------------------




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Item 5.

         On July 9, 1999, CytoTherapeutics, Inc. announced that it expects to restructure its operations to focus its resources on the research and development of its proprietary stem cell technology platform. The Company expects to substantially reduce its research and manufacturing facilities located in Lincoln, Rhode Island and concentrate on development of its proprietary stem cell technology platform through its wholly owned subsidiary, StemCells, Inc.

         CytoTherapeutics expects to reduce its Rhode Island workforce by approximately 60 full-time employees who have been focused on the development of its encapsulated cell technology program with AstraZeneca Group plc, its collaborator for the encapsulated cell implant for the treatment of chronic pain in cancer patients. CytoTherapeutics' decision to reduce its Rhode Island workforce follows the Company's announcement on June 24 that AstraZeneca did not intend to further develop the Company's proposed encapsulated bovine cell product.

         In apparent anticipation of the Company's Rhode Island downsizing, the Rhode Island Partnership for Science and Technology ("RIPSAT") has alleged that CytoTherapeutics is in default under a funding agreement entered into with RIPSAT in 1989, and demanded payment of approximately $2.6 million. The Company believes that the Company is not in default under this agreement and expects to contest any attempt by RIPSAT to realize on its demand.

         Statements in this current report other than statements of historical facts constitute forward-looking comments regarding, among other things, future business operations. The Company's actual results may vary materially from these forward looking statements due to risks and uncertainties to which the Company is subject and which are described in Exhibit 99 to the Company's Annual Report on Form 10-K entitled "Cautionary Factors Relevant to Forward-Looking Statements."



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CYTOTHERAPEUTICS,  INC.

                                            By  /S/ PHILIP K. YACHMETZ
                                                -------------------------------
                                                Title:  Senior Vice President

Date:  July 15, 1999

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